UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08025

Global Income Fund, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices)     (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-344-6310

Date of fiscal year end: 12/31

Date of reporting period: 1/1/09 - 06/30/09

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

GLOBAL INCOME FUND

SEMI-ANNUAL REPORT
June 30, 2009

Ticker Symbol:

GIFD

11 Hanover Square
New York, NY 10005

www.globalincomefund.net

COUNTRY ALLOCATION*

PORTFOLIO ANALYSIS*

Currency Allocation

U.S. Dollars**	50%
Euros	32%
Australian Dollars	6%
Canadian Dollars	4%
British Pounds	3%

95%

Bond Ratings

AAA	15%
AA	7%
A	29%
BBB	8%
<BBB	1%
NR	0%
Non-bond investments	35%

95%

*	Country allocation and portfolio analysis use approximate percentages of net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors. Ratings are not a guarantee of credit quality and may change. NR means “not rated” (unaudited).

**	May include allocation to closed end funds with foreign currency allocations.

GLOBAL INCOME	Ticker
FUND	Symbol:	GIFD

11 Hanover Square, New York, NY 10005

www.globalincomefund.net

July 15, 2009

Fellow Shareholders:

It is a pleasure to submit this 2009 Semi-Annual Report for Global Income Fund and to welcome our new shareholders who find the Fund’s quality approach to global income investing attractive. We also wish to acknowledge those who have added to their account through the Fund’s Dividend Reinvestment Plan. The primary and fundamental objective of the Fund is to provide a high level of income. The Fund’s secondary, non-fundamental investment objective is capital appreciation. The Fund currently pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities and closed end funds that invest significantly in income producing securities.

Market Report

In our 2008 Annual Report, we noted that the global economy was under pressure of historic proportions. We pointed out that the unemployment rate in the United States was then at a 15 year high of 6.7%, according to the U.S. Labor Department, and that claims for unemployment benefits had climbed to over 4 million, the highest level since 1982. Since then, the unemployment rate has climbed to 9.5%, a 26 year high. At a June 2009 joint meeting of the Federal Open Market Committee and the Board of Governors of the Federal Reserve System, officials forecasted unemployment at year end within a range of 9.7% to 10.6%. Interestingly, most of these same officials expressed expectations that the unemployment rate would fall next year, the economic contraction would slow, and the decline in economic activity could cease before long. Other forecasts made at the meeting suggest that real GDP (the market value of all final goods and services made within the borders of a nation in a year) may decline at a substantially slower rate in the second quarter of 2009 than it had in the first quarter and then increase in the second half of 2009 and into 2010, giving reasons for cautious optimism.

The recession in the United States continues, however, for the present. Having lowered the key federal funds interest rate repeatedly over 2008, culminating in the unprecedented December 16 decision to lower the rate to a range of between 0% and 0.25%, the Federal Reserve Open Market Committee apparently still sees prospects for weak economic activity, substantial resource slack, and subdued inflation. Consequently, in June the Committee maintained its target range for the federal funds rate at 0% to 0.25%. According to minutes of the Committee’s deliberations, the future path of the federal funds rate will depend on the Committee’s evolving expectations for the economy, but for now, given forecasts for only a gradual upturn in activity and the lack of inflationary pressures, the federal funds rate will be maintained at a low level for an extended period.

Europe is also still in a deep recession, although there are some signs of improvement. For example, even as the U.K. unemployment rate rose to a 12 year high of 7.6% in June, according to official data, those claiming unemployment benefits rose at the slowest pace for 13 months. With Japan, the world’s second largest economy, still in recession, the Bank of Japan’s Policy Board recently agreed to maintain its key interest rate at 0.1% due to its current expectations that Japan’s economy in terms of GDP will fall 3.4% in the year ending March 31, 2010, as compared to the 3.1% contraction projected earlier. The Policy Board further announced a decline in the growth projected in GDP for the next year from 1.2% to 1.0%. Amazingly, Japanese 10 year interest rates are approximately 1.3%.

Global Allocation

Given this challenging economic environment, the Fund’s strategy in the first half of 2009 included holding its assets in primarily investment grade fixed income securities denominated in major world currencies and issued by organizations across many countries and in closed end funds that invest significantly in income producing securities. At June 30, 2009, the Fund held securities of sovereign nations, corporations, and other organizations based in the United States, Netherlands, United Kingdom, Canada, Australia, Austria, France, Mexico, Germany, Cyprus, Hungary, and South Korea. Excluding closed end funds, of these securities approximately 34% were denominated in Euros, 22% in U.S. dollars, 7% in Australian dollars, 3% in British pounds, and 5% in Canadian dollars. Approximately 98% of the Fund’s bond investments are considered investment grade by actual or deemed rating. Closed end fund holdings comprised approximately 29% of the Fund’s investments.

In the first six months of 2009, the Fund had a net asset value increase of 11.33%, gratifying results for our flexible global allocation process. The Fund’s market price per share for the period increased 18.99%, reflecting a decreased market price discount to net asset value. Recently, the Fund’s net asset value per share was $3.91 and closing market price was $3.00. While investment return and value will vary and shares of the Fund may subsequently be worth more or less than their original cost, this represents an opportunity for investors to purchase the Fund’s shares at a discount to their underlying value.

Distribution Policy

Under the current managed distribution policy, distributions of approximately 5% of the Fund’s net asset value per share on an annual basis are paid primarily from net investment income and any net realized capital gains, with the balance representing return of capital. In the first six months of 2009, distributions paid totaled $0.10 per share. As of the date of this letter, the majority, and possibly all, of these distributions are comprised of net investment income and represent net income earned by the Fund in fiscal 2009 and 2008. This is an estimate based on information available at this time and is subject to change. Actual amounts may be re-characterized for tax purposes after the Fund’s fiscal year end. In January, shareholders should receive information concerning the taxable status of the dividend distributions that were paid to shareholders of record in the 12 months ended December 31. The estimated components of each quarterly distribution that include a potential return of capital are provided to shareholders of record in a notice accompanying the distributions. The managed distribution policy is subject to review by the Board of Directors and the amount of each distribution may vary depending on the Fund’s net asset value per share at the time of declaration.

Looking a few years ahead, it may be reasonable to suggest that financial markets and institutions could continue to recuperate, monetary policy could remain stimulative, fiscal stimulus could fade, and inflation expectations could remain muted. In any event, our current view is that over the near to medium term the Fund should continue to pursue a quality portfolio selection strategy, investing globally in investments in multiple currencies and in closed end funds that invest significantly in income producing securities. We believe this approach can provide a sound fixed income strategy for investors over the long term, as well. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill President

GLOBAL INCOME FUND, INC.	2

SCHEDULE OF PORTFOLIO INVESTMENTS – JUNE 30, 2009 (UNAUDITED)

Principal Amount (a)			Value
		DEBT SECURITIES (60.23%)
		Australia (7.39%)
	$1,000,000	National Australia Bank, 8.60% Subordinated Notes, due 5/19/10 (b)	$1,055,970
	300,000	Principal Financial Group, 144A, 8.20% Senior Notes, due 8/15/09 (b) (c)	301,235
A$	500,000	Telstra Corp. Ltd., 6.25% Senior Notes, due 4/15/15	375,984
A$	500,000	Telstra Corp. Ltd., 7.25% Senior Notes, due 11/15/12 (b)	409,682

			2,142,871
		Austria (5.12%)
	€1,000,000	Republic of Austria, 5.25% Euro Medium Term Notes, due 1/04/11	1,485,283
		Canada (8.25%)
C$	1,000,000	HSBC Financial Corp. Ltd., 4.00% Medium Term Notes, due 5/03/10	870,114
C$	500,000	Molson Coors Capital Finance, 5.00% Guaranteed Notes, due 9/22/15 (b)	431,316
A$	1,350,000	Province of Ontario, 5.50% Euro Medium Term Notes, due 7/13/12 (b)	1,088,804

			2,390,234
		Cyprus (2.43%)
	€500,000	Republic of Cyprus, 4.375% Euro Medium Term Notes, due 7/15/14	704,285
		France (4.89%)
	€1,000,000	Societe Nationale des Chemins de Fer Francais, 4.625% Euro Medium Term Notes, due 10/25/09	1,418,603
		Germany (2.90%)
	£500,000	RWE Finance B.V., 4.625% Notes, due 8/17/10	841,632
		Hungary (2.39%)
	€500,000	Republic of Hungary, 4.00% Bonds, due 9/27/10	692,063
		Mexico (3.51%)
	1,000,000	United Mexican States, 5.625% Notes, due 1/15/17 (b)	1,016,000
		Netherlands (12.30%)
	€500,000	Heineken N.V., 4.375% Bonds, due 2/04/10	710,585
	€1,000,000	ING Bank N.V., 5.50% Euro Medium Term Notes, due 1/04/12	1,432,298
	€1,000,000	Rabobank Nederland, 3.125% Senior Notes, due 7/19/10	1,422,899

			3,565,782
		South Korea (1.73%)
	500,000	Korea Development Bank, 5.75% Notes, due 9/10/13 (b)	502,566
		United Kingdom (8.34%)
	1,000,000	National Westminster Bank, 7.375% Subordinated Notes, due 10/01/09 (b)	989,153
	€1,000,000	Tesco PLC, 4.75% Euro Medium Term Notes, due 4/13/10 (b)	1,429,409

			2,418,562

See notes to financial statements.	3	GLOBAL INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – JUNE 30, 2009 (UNAUDITED)

Principal Amount (a)		Value
	United States (0.98%)
$335,308	CIT RV Trust 1998-A B 6.29% Subordinated Bonds, due 1/15/17 (b)	$283,875

	Total debt securities (cost: $16,685,401)	17,461,756

Shares
	CLOSED END FUNDS (29.02%)
	United States
20,000	40 | 86 Strategic Income Fund	140,200
11,864	ACM Managed Dollar Income Fund, Inc.	70,709
30,000	American Select Portfolio, Inc.	306,000
65,000	American Strategic Income Portfolio II	615,550
104,900	BlackRock Income Trust, Inc.	654,576
33,000	BlackRock Strategic Bond Trust	361,680
95,379	Cohen & Steers Advantage Income Realty Fund, Inc.	350,041
16,038	Dreman/Claymore Dividend & Income Fund	164,871
46,300	DWS Dreman Value Income Edge Fund, Inc.	203,720
20,000	DWS Multi-Market Income Trust	139,000
39,598	Evergreen Multi-Sector Income Fund (b)	488,639
497	First Trust/Aberdeen Global Opportunity Income Fund	6,620
54,000	Gabelli Dividend & Income Trust (b)	544,320
317,420	Helios Advantage Income Fund, Inc.	393,601
72,143	Helios Total Return Fund, Inc.	345,565
83,765	John Hancock Patriot Premium Dividend Fund II	665,094
150,000	Nuveen Multi-Strategy Income and Growth Fund	840,000
59,477	RMR Real Estate Fund	782,717
49,798	Western Asset Emerging Markets Debt Fund Inc. (b)	728,545
57,750	Western Asset Worldwide Income Fund, Inc.	612,150

	Total closed end funds (cost: $10,173,010)	8,413,598

	PREFERRED STOCKS (1.71%)
	United States
4,000	BAC Capital Trust II, 7.00%	76,400
25,000	Corporate-Backed Trust Certificates, 8.20% (Motorola)	420,000

	Total preferred stocks (cost: $725,000)	496,400

	MONEY MARKET FUND (4.50%)
	United States
1,302,766	SSgA Money Market Fund, 0.25% (cost: $1,302,766) (d)	1,302,766

	Total investments (cost: $28,886,177) (95.46%)	27,674,520
	Other assets in excess of liabilities (4.54%)	1,314,912

	Net assets (100.00%)	$28,989,432

GLOBAL INCOME FUND, INC.	4	See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – JUNE 30, 2009 (UNAUDITED)

(a)	The principal amount is stated in U.S. dollars unless otherwise indicated.

Currency Symbols

A$ Australian Dollar

£    British Pound

C$ Canadian Dollar

€    Euro

(b)	Fully or partially pledged as collateral on bank credit facility.

(c)	These securities are exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, or other-wise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, these securities are considered liquid. Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Acquisition Cost	Principal Amount	Value	Percent of Net Assets
Principal Financial Group, 144A, 8.20% Senior Notes, due 8/15/09	9/16/03	$358,530	$300,000	$301,235	1.0%

(d)	Rate represent the 7-day annualized yield at June 30, 2009.

See notes to financial statements.	5	GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009 (Unaudited)

ASSETS
Investments, at value (cost: $28,886,177)	$27,674,520
Receivables:
Investments sold	891,814
Interest	421,461
Dividends	70,779
Other assets	9,343

Total assets	29,067,917

LIABILITIES
Accrued expenses	51,811
Investment management	15,961
Administrative services	10,713

Total liabilities	78,485

NET ASSETS	$28,989,432

NET ASSET VALUE PER SHARE
(applicable to shares 7,406,631 outstanding: 20,000,000 shares of $.01 par value authorized)	$3.91

NET ASSETS CONSIST OF
Paid in capital	$33,238,638
Accumulated undistributed net investment income	296,018
Accumulated net realized loss on investments and foreign currencies	(3,348,083)
Net unrealized depreciation on investments and foreign currencies	(1,197,141)

$28,989,432

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2009 (Unaudited)

INVESTMENT INCOME
Dividends	$481,577
Interest (net of $5,007 of foreign tax expense)	255,883

Total investment income	737,460

EXPENSES
Investment management	92,370
Administrative services	41,569
Bookkeeping and pricing	22,356
Shareholder communications	15,427
Auditing	12,126
Interest and fees on bank credit facility	10,106
Directors	8,645
Custodian	5,840
Legal	5,560
Insurance	5,040
Other	2,993
Transfer agent	2,940

Total expenses	224,972

Net investment income	512,488

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss:
Investments	(824,385)
Foreign currencies	(118,128)
Net unrealized appreciation:
Investments	2,937,195
Translation of assets and liabilities in foreign currencies	236,126

Net realized and unrealized gain on investments	2,230,808

Net change in net assets resulting from operations	$2,743,296

GLOBAL INCOME FUND, INC.	6	See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
OPERATIONS
Net investment income	$512,488	$1,382,976
Net realized gain (loss) on investments and foreign currency transactions	(942,513)	139,885
Unrealized appreciation (depreciation) of investments and foreign currencies	3,173,321	(6,842,109)

Net increase (decrease) in net assets resulting from operations	2,743,296	(5,319,248)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from ordinary income ($0.10 and $0.24 per share, respectively)	(740,459)	(1,776,086)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions to shareholders (2,753 and 5,164 shares, respectively)	7,645	16,910

Total change in net assets	2,010,482	(7,078,424)
NET ASSETS
Beginning of period	26,978,950	34,057,374

End of period	$28,989,432	$26,978,950

End of period net assets include undistributed net investment income	$296,018	$523,989

See notes to financial statements.	7	GLOBAL INCOME FUND, INC.

STATEMENT OF CASH FLOWS

Six Months Ended June 30, 2009 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,743,296
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investment securities	(3,526,124)
Net unrealized appreciation of investments and foreign currencies	(3,121,586)
Proceeds from sales of investment securities	8,555,072
Amortization of premium net of accretion of discount of investment securities	165,926
Net purchases of short term investment securities	(1,506,245)
Net realized loss on sales of investment securities and foreign currencies	942,513
Increase in receivable for investments sold	(891,814)
Decrease in interest receivable	289,481
Decrease in dividends receivable	11,487
Decrease in other assets	1,106
Decrease in accrued expenses	(15,041)
Increase in management fee payable	882
Decrease in administrative services payable	(5,652)

Net cash provided by operating activities	3,643,301

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of bank line of credit	(2,910,487)
Cash distributions paid	(732,814)

Net cash used in financing activities	(3,643,301)

Net increase (decrease) in cash	—
CASH
Beginning of period	—

End of period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest and fees on bank credit facility	$12,697
Non-cash financing activities not included herein consisted of reinvestment of distributions	$7,645

GLOBAL INCOME FUND, INC.	8	See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2009 (UNAUDITED)

1.	Organization and Significant Accounting Policies

Global Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company, whose shares are quoted over the counter under the ticker symbol GIFD. The Fund’s investment objectives are primarily to provide a high level of income and, secondarily, capital appreciation. The Fund retains CEF Advisers, Inc. as its Investment Manager.

The following is a summary of the Fund’s significant accounting policies.

Security Valuation – Securities traded primarily on a U.S. national securities exchange (“USNSE”) are valued at the last reported sale price on the day the valuations are made. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., ET, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Securities that are not traded on a particular day and securities traded in foreign and over the counter markets that are not also traded on a USNSE or on Nasdaq are generally valued at the mean between the last bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the Act) (the “Acquired Funds”) in accordance with the Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of the Acquired Funds are included in the Fund’s total returns.

Security Transactions – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the security sold.

9	GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2009 (UNAUDITED) (CONTINUED)

Investment Income – Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Estimated expenses are accrued daily. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open end and closed end investment companies for which the Investment Manager and its affiliate serve as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses can be made fairly.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the period.

Distributions to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2005 – 2008), or expected to be taken in the Fund’s 2009 tax returns.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications – The Fund indemnifies its officers and directors for certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

2.	Fees and Transactions with Related Parties

The Fund retains the Investment Manager pursuant to an Investment Management Agreement (“IMA”). Under the terms of the IMA, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at an annual rate of 7/10 of 1% of the first $50 million, 5/8 of 1% over $50 million to $150 million, and 1/2 of 1% over $150 million. Certain officers and directors of the Fund are officers and directors of the Investment Manager. Pursuant to the IMA, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2009, the Fund incurred total administrative costsof $41,569, comprised of $29,329 and $12,240 for compliance and accounting services, respectively.

GLOBAL INCOME FUND, INC.	10

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2009 (UNAUDITED) (CONTINUED)

3.	Distributions to Shareholders and Distributable Earnings

The Fund paid distributions totaling $740,459 for the six months ended June 30, 2009. The majority and possibly all of the 2009 distribution may be comprised of net investment income. This is only an estimate based on information available at this time and is subject to change. Actual amounts may be recharacterized between net investment income and return of capital for tax purposes after year end 2009, although the exact amount for the full 2009 year is not estimable at June 30, 2009.

The tax character of distributions paid to shareholders for the year ended December 31, 2008 in the amount of $1,776,086 was comprised of ordinary income.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$529,017
Unrealized depreciation on investments and foreign currencies	(4,370,471)
Capital loss carryovers	(1,621,601)
Post-October losses	(788,988)

$(6,252,043)

Federal income tax regulations permit post-October net capital losses to be deferred and recognized on the tax return of the next succeeding taxable year.

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2008, permanent differences between book and tax accounting have been reclassified as follows:

Decrease in Accumulated Undistributed Net Investment Loss	Decrease in Accumulated Net Realized Loss on Investments and Foreign Currencies	Decrease in Paid in Capital
$917,099	$457,726	$(1,374,825)

As of December 31, 2008, the Fund had net capital loss carryovers of $1,621,601, of which $1,369,211 and $252,390 expire in 2010 and 2014, respectively, that may be used to offset future realized capital gains for federal income tax purposes.

4.	Fair Value Measurements

The Fund utilizes various methods to measure the fair value of investments as described in Note 1. GAAP establishes a hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

11	GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2009 (UNAUDITED) (CONTINUED)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Debt securities	$—	$17,461,756	$—	$17,461,756
Closed end funds	8,413,598	—	—	8,413,598
Preferred stocks	496,400	—	—	496,400
Money market funds	1,302,766	—	—	1,302,766

	$10,212,764	$17,461,756	—	$27,674,520

Level 1 -	quoted prices in active markets for identical investments.

Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

5.	Securities Transactions

Purchases and sales/repayments/maturities of securities, excluding short term investments, aggregated $3,526,124 and $8,555,072, respectively, for the six months ended June 30, 2009. At June 30, 2009, for federal income tax purposes, the aggregate cost of securities was $28,886,177 and net unrealized depreciation was $1,211,657, comprised of gross unrealized appreciation of $1,577,558 and gross unrealized depreciation of $2,789,215.

6.	Bank Credit Facility

The Fund, Foxby Corp., Midas Fund, Inc., and Midas Special Fund, Inc. (the “Borrowers”) have entered into a committed secured line of credit facility, which is subject to annual renewal, with State Street Bank & Trust Company (“SSB”), the Fund’s custodian. Foxby Corp. is a closed end investment company managed by the Investment Manager, and Midas Fund, Inc. and Midas Special Fund, Inc. are open end investment companies managed by an affiliate of the Investment Manager. The aggregate amount of the credit facility is $10,000,000 which prior to April 24, 2009 had been $25,000,000. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. SSB will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of $10,000,000, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility is 0.15% per annum on the unused portion of the commitment, based on a 360 day year. All loans under this facility will be available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.80% per annum, calculated on the basis of actual days elapsed for a 360 day year. At June 30, 2009, there were investment securities pledged as collateral with a value of $7,660,608 and no outstanding borrowings under the credit facility. For the six months ended June 30, 2009, the Fund’s weighted average interest rate under the credit facility was 0.94% based on its balances outstanding during the period and the Fund’s average daily amount outstanding during the period was $565,067.

7.	Securities Lending

The Fund may lend securities to qualified financial institutions. The Fund receives compensation in the form of fees, or retains a portion of the interest on the investment in any cash received as collateral. The Fund receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at not less than 102% of the value of the securities on loan. Cash deposits are invested in a registered money market fund. The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default. The Fund did not loan securities during the six months ended June 30, 2009.

GLOBAL INCOME FUND, INC.	12

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2009 (UNAUDITED) (CONCLUDED)

8.	Foreign Securities Risk

Investing in securities of foreign issuers involves special risks, including changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

9.	Capital Stock

At June 30, 2009, there were 7,406,631 shares of $.01 par value common stock outstanding (20,000,000 shares authorized). The shares issued and resulting increase in paid in capital in connection with reinvestment of distributions for the six months ended June 30, 2009 and year ended December 31, 2008 were as follows:

	2009	2008
Shares issued	2,753	5,164
Increase in paid in capital	$7,645	$16,910

10.	Share Repurchase Program

In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of the Board of Directors and upon such terms as the Directors shall determine. During the six months ended June 30, 2009 and year ended December 31, 2008, the Fund did not repurchase any of its shares.

11.	Other Information

The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objectives and policies of the Fund.

12.	Recently Issued Accounting Standards

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”), on January 1, 2009. FAS 161 amends and expands disclosures about derivative instruments and hedging activities to illustrate how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for, and how derivative instruments and related hedged items affect an entity’s financial position, results of operations, and cash flows. The adoption of FAS 161 had no impact on the financial statements of the Fund.

The Fund adopted FASB Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165”), on June 15, 2009. FAS 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, FAS 165 requires an entity to disclose the date through which subsequent events have been evaluated. The Fund has evaluated the impact of all subsequent events through August 20, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

13	GLOBAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2009		Year Ended December 31,
	(Unaudited)		2008		2007	2006	2005	2004
Per Share Operating Performance (for a share outstanding throughout each period)
Net asset value, beginning of period	$3.64		$4.60		$4.38	$4.33	$4.97	$5.16
Income from investment operations:
Net investment income(1)	.07		.19		.13	.13	.11	.11
Net realized and unrealized gain (loss) on investments	.30		(.91)		.31	.20	(.47)	.25

Total income from investment operations	.37		(.72)		.44	.33	(.36)	.36
Dilution from rights offering(1)	—		—		—	—	—	(.21)
Less distributions:
Net investment income	(.10)		(.24)		(.17)	(.13)	(.20)	(.25)
Return of capital	—		—		(.05)	(.15)	(.08)	(.09)

Total distributions	(.10)		(.24)		(.22)	(.28)	(.28)	(.34)

Net asset value, end of period	$3.91		$3.64		$4.60	$4.38	$4.33	$4.97

Market value, end of period	$3.10		$2.70		$3.90	$4.18	$3.95	$4.82

Total Return(2)
Based on net asset value	11.33%		(14.94)%		11.00%	8.43%	(6.95)%	3.57%
Based on market price	18.99%		(25.58)%		(1.39)%	13.43%	(12.47)%	3.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,989		$26,979		$34,057	$32,362	$31,975	$36,671
Ratio of total expenses to average net assets	1.68	%(3)(4)	1.68	%(3)	1.77%	1.89%	1.59%	1.66%
Ratio of net expenses to average net assets	1.68	%(3)(4)	1.68	%(3)	1.77%	1.89%	1.59%	1.67%
Ratio of net expenses excluding loan interest and fees to average net assets	1.60	%(3)(4)	1.66	%(3)	1.75%	1.87%	1.58%	1.66%
Ratio of net investment income to average net assets	3.83	%(3)(4)	4.31	%(3)	2.91%	2.71%	2.44%	2.49%
Portfolio turnover rate	13%		21%		10%	17%	32%	97%

(1)	The per share amounts were calculated using the average number of common shares outstanding during the period.

(2)	Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(3)	Does not include expenses incurred by the Acquired Funds in which the Fund invests.

(4)	Annualized.

GLOBAL INCOME FUND, INC.	14	See notes to financial statements.

The additional information below and on the following pages is supplemental and not part of the financial statements of the Fund.

BOARD OF DIRECTORS’ ANNUAL APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT

The investment management agreement (the “Agreement”) between Global Income Fund, Inc. and the investment manager, CEF Advisers, Inc., generally provides that the Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Directors of the Fund who are not parties to the Agreement, or interested persons of any such party and (ii) by the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

In considering the annual approval of the Agreement, the Board of Directors considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Board for the meeting held in March 2009 to specifically consider the continuance of the Agreement. Such information included, among other things, the following: information comparing the management fee of the Fund with those of comparable funds; information regarding Fund investment performance in comparison to a relevant peer group of funds; the economic outlook and the general investment outlook in relevant investment markets; the investment manager’s results and financial condition and the overall organization of the investment manager; the allocation of brokerage and the benefits received by the investment manager as a result of brokerage allocation; the investment manager’s trading practices, including soft dollars; the investment manager’s management of relationships with the custodian, transfer agent, pricing agent, brokers, and other service providers; the resources devoted to the investment manager’s compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; the quality, nature, cost and character of the administrative and other non-investment management services provided by the investment manager and its affiliates; and the terms of the Agreement; the investment manager’s gifts and entertainment log; and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein. The Board concluded that the investment manager is using soft dollars for the benefit of the Fund and its shareholders. The directors further concluded that the investment manager is using the Fund’s assets for the benefit of the Fund and its shareholders and is operating in the best interests of the Fund.

The Board of Directors also considered the nature, extent and quality of the management services provided by the investment manager. In so doing, the Board considered the investment manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the Agreement. The Board also took into account the time and attention to be devoted by management to the Fund. The Board evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment manager were appropriate to fulfill effectively its duties on behalf of the Fund. The directors also noted that the investment manager has managed the Fund for several years and indicated their belief that a long term relationship with a capable, conscientious investment manager is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the investment manager in managing the Fund. In this regard, the Board considered the investment manager’s in house research capabilities as well as other resources available to the investment manager personnel, including research services that may be available to the investment manager as a result of securities transactions effected for the Fund. The Board concluded that the investment manager’s investment process, research capabilities and philosophy were well suited to the Fund, given the Fund’s investment objectives and policies.

Additional Information (Unaudited)	15	GLOBAL INCOME FUND, INC.

In its review of comparative information with respect to Fund investment performance, the Board received comparative information, comparing the Fund’s performance to that of similar peer groups. After reviewing this information, the Board concluded that the Fund has performed within a range that the Board deemed competitive. With respect to its review of the investment management fee, the Board considered information comparing the Fund’s management fee and expense ratio to those of comparable funds. The Board noted that economies of scale may develop for the Fund as its assets increase and fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in investment manager level economies of scale. This information assisted the Board in concluding that the fee paid by the Fund is within the range of those paid by comparable funds within the closed end fund industry.

In reviewing the information regarding the expense ratio of the Fund, the Board concluded that although the Fund’s expense ratio is within a higher range, excluding extraordinary expenses, it is competitive with comparable funds in light of the quality of services received and assets managed.

In addition to the factors mentioned above, the Board reviewed the level of the investment manager’s profits in providing investment management and related services for the Fund. The Board considered the fiduciary duty assumed by the investment manager in connection with the services rendered to the Fund and the business reputation of the investment manager and its financial resources. The Board also considered information regarding the character and amount of other incidental benefits received by the investment manager and its affiliates from their association with the Fund. The Board concluded that potential “fall out” benefits that the investment manager and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions or increased ability to obtain research services, appear to be reasonable, and may, in some cases, benefit the Fund. The Board concluded that in light of the services rendered, the profits realized by the investment manager are not unreasonable.

The Board did not consider any single factor as controlling in determining whether or not to renew the Agreement. In assessing the information provided by the investment manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in a fund that is part of an investment company complex.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by counsel, the Board concluded that the approval of the Agreement, including the fee structure, is in the best interests of the Fund.

GLOBAL INCOME FUND, INC.	16	Additional Information (Unaudited)

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective of providing a high level of income is fundamental and may not be changed without shareholder approval. The Fund is also subject to certain investment restrictions, set forth in its most recently effective Statement of Additional Information, that are fundamental and cannot be changed without shareholder approval. The Fund’s secondary investment objective of capital appreciation and the other investment policies described herein, unless otherwise stated, are not fundamental and may be changed by the Board of Directors without shareholder approval. Notice to shareholders of any change in the Fund’s secondary investment objective will be provided as required by law.

PRIVACY POLICY

The Fund recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder’s personal information to be private and confidential. This describes the practices followed by us to protect our shareholders’ privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; and (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any non-affiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to non-public personal information about you to those employees and service providers who need to know such information to provide products or services to you. Together with our service providers, we maintain physical, electronic, and procedural safeguards to guard your non-public personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove, or add portions of this Privacy Policy at any time.

PROXY VOTING

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-344-6310, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.globalincomefund.net.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.globalincomefund.net.

GLOBALINCOMEFUND.NET

Visit us on the web at www.globalincomefund.net. The site provides information about the Fund, including market performance, net asset value, dividends, press releases, and shareholder reports. For further information, please email us at info@globalincomefund.net.

Additional Information (Unaudited)	17	GLOBAL INCOME FUND, INC.

MANAGED DISTRIBUTIONS

The Board’s current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, the actual exchange rate between the U.S. dollar and the currencies in which Fund assets are denominated. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund’s fiscal year. Under the Investment Company Act of 1940, as amended, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the fiscal period commencing January 1, 2009, including the distributions paid quarterly, will be comprised primarily from net investment income and the balance from paid in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of currencies in which Fund assets are denominated. After each fiscal year, a Form 1099-DIV will be sent to shareholders stating the amount and composition of distributions and providing information about their appropriate tax treatment.

DIVIDEND REINVESTMENT PLAN

Terms and Conditions of the

2008 Amended Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares of common stock (the “Shares”) of Global Income Fund, Inc. (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash paid by check mailed directly to the Shareholder by Illinois Stock Transfer Company, 209 West Jackson Blvd., Suite 903, Chicago, Illinois 60606, 1-800-757-5755, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s shares of Common Stock are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the greater of the Fund’s net asset value per Share or 95% of the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not a business day, the next business day. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market, or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the market value of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares

GLOBAL INCOME FUND, INC.	18	Additional Information (Unaudited)

purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares on each of the five trading days the Shares traded ex-dividend immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over the counter market, or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder’s account.

5. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund. Upon the Shareholder’s written request, the Agent will deliver to him or her, without charge, a certificate or certificates for the full Shares.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder’s account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

Additional Information (Unaudited)	19	GLOBAL INCOME FUND, INC.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent two days prior to any dividend or distribution payment date. If the request is received less than two days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash. Upon any termination the Agent will cause a certificate or certificates for the full Shares held for the Shareholder under the Plan and cash adjustment for any fraction to be delivered to the Shareholder.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith or willful misconduct or that of its employees.

13. Neither the Fund or the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares or purchase shares, (ii) the prices which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase shares of its own common stock in the open market. These purchases may be made from time to time, at such times and in such amounts as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

GLOBAL INCOME FUND, INC.	20	Additional Information (Unaudited)

HISTORICAL DISTRIBUTION SUMMARY

Period	Investment Income	Return of Capital	Total
6 Months Ended 6/30/09 *	$0.100	$0.000	$0.100
2008	$0.240	$0.000	$0.240
2007	$0.170	$0.050	$0.220
2006	$0.130	$0.150	$0.280
2005	$0.200	$0.080	$0.280
2004	$0.245	$0.090	$0.335
2003	$0.220	$0.140	$0.360
2002	$0.280	$0.220	$0.500
2001	$0.360	$0.200	$0.560
2000	$0.420	$0.160	$0.580
6 Months Ended 12/31/99	$0.230	$0.070	$0.300
12 Months Ended 6/30/99	$0.550	$0.130	$0.680
12 Months Ended 6/30/98	$0.520	$0.320	$0.840

*	The majority, and possibly all, of the 2009 distribution may be comprised of net investment income. This is only an estimate based on information available at this time and is subject to change. Actual amounts may be recharacterized between net investment income and return of capital for tax purchases after year end 2009, although the exact amount is not estimable at June 30, 2009.

STOCK DATA

Price (6/30/09)	$3.10
Net asset value (6/30/09)	$3.91
Discount	20.7%

Ticker symbol: GIFD

2009 DISTRIBUTION PAYMENT DATES

Declaration	Record	Payment
March 2	March 16	March 31

June 1	June 15	June 30

September 1	September 15	September 30

December 1	December 15	December 30

FUND INFORMATION

Investment Manager	Stock Transfer Agent and Registrar
CEF Advisers, Inc.	Illinois Stock Transfer Company
11 Hanover Square	209 West Jackson Blvd., Suite 903
New York, NY 10005	Chicago, IL 60606
www.cefadvisers.com	www.illinoisstocktransfer.com
1-212-344-6310	1-800-757-5755

Additional Information (Unaudited)	21	GLOBAL INCOME FUND, INC.

GLOBAL INCOME FUND

11 Hanover Square

New York, NY 10005

Printed on recycled paper

GIFD-SAR - 6/09

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

 Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 4, 2009	Global Income Fund, Inc. By: /s/ Thomas B. Winmill —————————————— Thomas B. Winmill President

September 4, 2009	Global Income Fund, Inc. By: /s/ Thomas O'Malley —————————————— Thomas O'Malley Chief Financial Officer